                                                                 Exhibit (e)(4)
                       SERVICE REQUEST


                                                   INCOME ADVANTAGE SELECT(R)
 -----------------------------------------------------------------------------
                                                     AMERICAN GENERAL LIFE

-------------------------------------------------------------------------------

INCOME ADVANTAGE SELECT(R) - FIXED OPTION                     MFS(R) Variable Insurance Trust
  . Division 301 - AGL Declared Fixed Interest Account          . Division 722/770-G - New Discovery
INCOME ADVANTAGE SELECT(R) - VARIABLE DIVISIONS                 . Division 723/771-G - Research
The Alger Portfolios                                          Neuberger Berman Advisers Management Trust
  . Division 702/750-G - Alger Capital Appreciation             . Division 725/773-G - Mid Cap Growth
  . Division 703/751-G - Alger Mid Cap Growth                   . Division 724/772-G - Socially Responsive
American Century(R) Variable Portfolios, Inc.                 Oppenheimer Variable Account Funds
  . Division 704/752-G - Value                                  . Division 726/774-G - Conservative Balanced Fund/VA
American Funds Insurance Series(R)                              . Division 727/775-G - Global
  . Division 681/681-G - Asset Allocation/SM/                 PIMCO Variable Insurance Trust
  . Division 682/682-G - Global Growth/SM/                      . Division 728/776-G - CommodityRealReturn(R)
  . Division 683/683-G - Growth/SM/                               Strategy
  . Division 684/684-G - Growth-Income/SM/                      . Division 732/780-G - Global Bond (Unhedged)
  . Division 685/685-G - High-Income Bond/SM/                   . Division 729/777-G - Real Return
  . Division 686/686-G - International/SM/                      . Division 730/778-G - Short-Term
Anchor Series Trust                                             . Division 731/779-G - Total Return
  . Division 687/687-G - Capital Appreciation                 Pioneer Variable Contracts Trust
  . Division 688/688-G - Government and Quality Bond            . Division 733/781-G - Mid Cap Value
Dreyfus Variable Investment Fund                              Putnam Variable Trust
  . Division 706/754-G - International Value                    . Division 734/782-G - Diversified Income
Fidelity(R) Variable Insurance Products                         . Division 735/783-G - Small Cap Value
  . Division 707/755-G - Asset Manager                        Seasons Series Trust
  . Division 708/756-G - Contrafund(R)                          . Division 690/690-G - Mid Cap Value
  . Division 709/757-G - Equity-Income                        SunAmerica Series Trust
  . Division 710/758-G - Freedom 2020                           . Division 736/784-G - Aggressive Growth
  . Division 711/759-G - Freedom 2025                           . Division 737/785-G - Balanced
  . Division 712/760-G - Freedom 2030                         VALIC Company I
  . Division 713/761-G - Growth                                 . Division 696/696-G - Dynamic Allocation
  . Division 714/762-G - Mid Cap                                . Division 691/691-G - Emerging Economies
  . Division 689/689-G - Government Money Market                . Division 692/692-G - Foreign Value
Franklin Templeton Variable Insurance Products Trust            . Division 738/786-G - International Equities Index
  . Division 715/763-G - Franklin Small Cap Value VIP           . Division 739/787-G - Mid Cap Index
  . Division 716/764-G - Franklin Mutual Shares VIP             . Division 740/788-G - Money Market I
Invesco Variable Insurance Funds                                . Division 741/789-G - Nasdaq-100(R) Index
  . Division 701/749-G - Invesco V.I. Global Real Estate        . Division 742/790-G - Science and Technology
  . Division 745/793-G - Invesco V.I. Growth and Income         . Division 743/791-G - Small Cap Index
  . Division 700/748-G - Invesco V.I. International Growth      . Division 744/792-G - Stock Index
Janus Aspen Series                                            VALIC Company II
  . Division 719/767-G - Enterprise                             . Division 693/693-G - Mid Cap Value
  . Division 717/765-G - Forty                                  . Division 694/694-G - Socially Responsible
JPMorgan Insurance Trust                                        . Division 695/695-G - Strategic Bond
  . Division 925/926-G - Core Bond                            Vanguard(R) Variable Insurance Fund
                                                                . Division 746/794-G - High Yield Bond
                                                                . Division 747/795-G - REIT Index

                                           [BARCODE]         AGLC103296 Rev1115

[LOGO] AIG                                                VARIABLE UNIVERSAL LIFE INSURANCE
                                                                            SERVICE REQUEST

                                                       COMPLETE AND RETURN THIS REQUEST TO:
                                                               Variable Life Service Center
                                                   PO Box 305600 . Nashville, TN 37230-5600
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")            800-340-2765 . Fax: 713-620-6653

-------------------------------------------------------------------------------------------------------------------

[_] POLICY         1.   POLICY #: _______________________________ Insured:_________________________________________
    IDENTIFICATION      Address: _________________________________________________________ New Address (yes) (no)
                        Primary Owner (If other than an insured): ________________________
COMPLETE THIS SECTION   Address: _________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS.       Primary Owner's S.S. No. or Tax I.D. No. ______________Phone Number: (    )____-_______
                        Joint Owner (If applicable): _____________________________________
                        Address:__________________________________________________________ New Address (yes) (no)

-------------------------------------------------------------------------------------------------------------------

[_] NAME CHANGE  2.     Change Name Of: (Circle One)  Insured  Owner  Payor  Beneficiary

Complete this section   Change Name From: (First, Middle, Last)         Change Name To: (First, Middle, Last)
if the name of one of    ___________________________________________    __________________________________________
the Insured, Owner,
Payor or Beneficiary    Reason for Change: (Circle One)  Marriage  Divorce  Correction  Other (Attach copy of
has changed. (Please    legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

-------------------------------------------------------------------------------------------------------------------

[_] CHANGE IN    3.     INVESTMENT DIVISION            PREM % DED %  INVESTMENT DIVISION            PREM %   DED %
    ALLOCATION          (301) AGL Declared Fixed       ______ ______ MFS(R) Variable Insurance
    PERCENTAGES         Interest Account                             Trust
                        The Alger Portfolios                         (722/770-G) New Discovery*     ______  ______
Use this section to     (702/750-G) Alger Capital      ______ ______ (723/771-G) Research           ______  ______
indicate how premiums   Appreciation                                 Neuberger Berman Advisers
or monthly deductions   (703/751-G) Alger Mid Cap      ______ ______ Management Trust
are to be allocated.    Growth**                                     (725/773-G) Mid Cap Growth     ______  ______
Total allocation in     American Century(R) Variable                 (724/772-G) Socially           ______  ______
each column must equal  Portfolios, Inc.                             Responsive**
100%; whole numbers     (704/752-G) Value              ______ ______ Oppenheimer Variable Account
only.                   American Funds Insurance                     Funds
                        Series(R)                                    (726/774-G) Conservative       ______  ______
*If you have the        (681/681-G) Asset              ______ ______ Balanced Fund/VA**
Guaranteed Minimum      Allocation/SM/***                            (727/775-G) Global*            ______  ______
Withdrawal Benefit      (682/682-G) Global             ______ ______ PIMCO Variable Insurance Trust
(GMWB) Rider, this      Growth/SM/*,***                              (728/776-G)                    ______  ______
investment option is    (683/683-G) Growth/SM/***      ______ ______ CommodityRealReturn(R)
designated as a         (684/684-G)                    ______ ______ Strategy*
Restricted Fund.        Growth-Income/SM/***                         (732/780-G) Global Bond        ______  ______
                        (685/685-G) High-Income        ______ ______ (Unhedged)
**These investment      Bond/SM/***                                  (729/777-G) Real Return        ______  ______
options are available   (686/686-G)                    ______ ______ (730/778-G) Short-Term         ______  ______
only for owners whose   International/SM/*,***                       (731/779-G) Total Return       ______  ______
policies were           Anchor Series Trust                          Pioneer Variable Contracts
effective prior to      (687/687-G) Capital            ______ ______ Trust
5/1/13.                 Appreciation***                              (733/781-G) Mid Cap Value**    ______  ______
                        (688/688-G) Government and     ______ ______ Putnam Variable Trust
***These investment     Quality Bond***                              (734/782-G) Diversified        ______  ______
options are available   Dreyfus Variable Investment                  Income**
only for owners whose   Fund                                         (735/783-G) Small Cap Value**  ______  ______
policies were           (706/754-G) International      ______ ______ Seasons Series Trust
effective after 5/1/13. Value**                                      (690/690-G) Mid Cap Value***   ______  ______
                        Fidelity(R) Variable                         SunAmerica Series Trust
                        Insurance Products                           (736/784-G) Aggressive         ______  ______
                        (707/755-G) Asset Manager**    ______ ______ Growth**
                        (708/756-G) Contrafund(R)      ______ ______ (737/785-G) Balanced           ______  ______
                        (709/757-G) Equity-Income      ______ ______ VALIC Company I
                        (710/758-G) Freedom 2020**     ______ ______ (696/696-G) Dynamic            ______  ______
                        (711/759-G) Freedom 2025**     ______ ______ Allocation***
                        (712/760-G) Freedom 2030**     ______ ______ (691/691-G) Emerging           ______  ______
                        (713/761-G) Growth             ______ ______ Economies*,***
                        (714/762-G) Mid Cap            ______ ______ (692/692-G) Foreign Value*,*** ______  ______
                        (689/689-G) Government Money   ______ ______ (738/786-G) International      ______  ______
                        Market***                                    Equities Index*
                        Franklin Templeton Variable                  (739/787-G) Mid Cap Index      ______  ______
                        Insurance Products Trust                     (740/788-G) Money Market I**   ______  ______
                        (715/763-G) Franklin Small     ______ ______ (741/789-G) Nasdaq-100(R)      ______  ______
                        Cap Value VIP*                               Index
                        (716/764-G) Franklin Mutual    ______ ______ (742/790-G) Science and        ______  ______
                        Shares VIP                                   Technology*
                        Invesco Variable Insurance                   (743/791-G) Small Cap Index*   ______  ______
                        Funds                                        (744/792-G) Stock Index        ______  ______
                        (701/749-G) Invesco V.I.       ______ ______ VALIC Company II
                        Global Real Estate*                          (693/693-G) Mid Cap Value***   ______  ______
                        (745/793-G) Invesco V.I.       ______ ______ (694/694-G) Socially           ______  ______
                        Growth and Income                            Responsible***
                        (700/748-G) Invesco V.I.       ______ ______ (695/695-G) Strategic Bond***  ______  ______
                        International Growth*                        Vanguard(R) Variable
                        Janus Aspen Series                           Insurance Fund
                        (719/767-G) Enterprise         ______ ______ (746/794-G) High Yield Bond**  ______  ______
                        (717/765-G) Forty              ______ ______ (747/795-G) REIT Index**       ______  ______
                        JPMorgan Insurance Trust                     Other:______________________   ______  ______
                        (925/926-G) Core Bond          ______ ______                                  100%     100%

------------------------------------------------------------------------------------------------------------------

                                Page 2 of 5    [BARCODE]    AGLC103296 Rev1115

---------------------------------------------------------------------------------------------------------------------------------

[_] MODE OF PREMIUM     4.   Indicate frequency and premium amount desired:  $ _____ Annual  $ _____ Semi-Annual  $_____ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $ _______ Monthly (Bank Draft Only)

Use this section to change   Indicate billing method desired: ______ Direct Bill ______ Pre-Authorized Bank Draft
the billing frequency                                                                   (attach a Bank Draft
and/or method of premium                                                                Authorization Form and "Void" Check)
payment. Note, however,
that AGL will not bill you   Start Date: ______/ ______/ ______
on a direct monthly basis.
Refer to your policy and
its related prospectus for
further information
concerning minimum premiums
and billing options.

---------------------------------------------------------------------------------------------------------------------------------

[_] LOST POLICY         5.   I/we hereby certify that the policy of insurance for the listed policy has been ____ LOST
    CERTIFICATE              ____ DESTROYED ____ OTHER.

Complete this section if     Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate
of Insurance or duplicate             ______Certificate of Insurance at no charge
policy to replace a lost or
misplaced policy. If a full           ______Full duplicate policy at a charge of $25
duplicate policy is being
requested, a check or money  be issued to me/us. If the original policy is located, I/we will return the Certificate or
order for $25 payable to     duplicate policy to AGL for cancellation.
AGL must be submitted with
this request.

---------------------------------------------------------------------------------------------------------------------------------

[_] DOLLAR COST         6.   Day of the month for transfers__________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)
    ($5,000 MINIMUM          Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    BEGINNING
    ACCUMULATION             DCA to be made from the following investment option: ______________________________________
    VALUE)
                             Transfer: $ ______________________ ($100 minimum, whole dollars only)
An amount can be
systematically transferred   (301) AGL Declared Fixed Interest       $ ______    MFS(R) Variable Insurance Trust
from any one investment      Account                                             (722) New Discovery                    $ ______
option and directed to one   The Alger Portfolios                                (723) Research                         $ ______
or more of the investment    (702) Alger Capital Appreciation        $ ______    Neuberger Berman Advisers
options below. The AGL       (703) Alger Mid Cap Growth*             $ ______    Management Trust
Declared Fixed Interest      American Century(R) Variable                        (725) Mid Cap Growth                   $ ______
Account is not available     Portfolios, Inc.                                    (724) Socially Responsive*             $ ______
for DCA. Please refer to     (704) Value                             $ ______    Oppenheimer Variable Account Funds
the prospectus for more      American Funds Insurance Series(R)                  (726) Conservative Balanced Fund/VA*   $ ______
information on the DCA       (681) Asset Allocation/SM/**            $ ______    (727) Global                           $ ______
option.                      (682) Global Growth/SM/**               $ ______    PIMCO Variable Insurance Trust
                             (683) Growth/SM/**                      $ ______    (728) CommodityRealReturn(R) Strategy  $ ______
NOTE: DCA is not available   (684) Growth-Income/SM/**               $ ______    (732) Global Bond (Unhedged)           $ ______
if the Automatic             (685) High-Income Bond/SM/**            $ ______    (729) Real Return                      $ ______
Rebalancing option or GMWB   (686) International/SM/**               $ ______    (730) Short-Term                       $ ______
Rider have been chosen.      Anchor Series Trust                                 (731) Total Return                     $ ______
                             (687) Capital Appreciation**            $ ______    Pioneer Variable Contracts Trust
                             (688) Government and Quality Bond**     $ ______    (733) Mid Cap Value*                   $ ______
*These investment options    Dreyfus Variable Investment Fund                    Putnam Variable Trust
are available only for       (706) International Value*              $ ______    (734) Diversified Income*              $ ______
owners whose policies were   Fidelity(R) Variable Insurance                      (735) Small Cap Value*                 $ ______
effective prior to 5/1/13.   Products                                            Seasons Series Trust
                             (707) Asset Manager*                    $ ______    (690) Mid Cap Value**                  $ ______
**These investment options   (708) Contrafund(R)                     $ ______    SunAmerica Series Trust
are available only for       (709) Equity-Income                     $ ______    (736) Aggressive Growth*               $ ______
owners whose policies were   (710) Freedom 2020*                     $ ______    (737) Balanced                         $ ______
effective after 5/1/13.      (711) Freedom 2025*                     $ ______    VALIC Company I
                             (712) Freedom 2030*                     $ ______    (696) Dynamic Allocation**             $ ______
                             (713) Growth                            $ ______    (691) Emerging Economies**             $ ______
                             (714) Mid Cap                           $ ______    (692) Foreign Value**                  $ ______
                             (689) Government Money Market**         $ ______    (738) International Equities Index     $ ______
                             Franklin Templeton Variable Insurance               (739) Mid Cap Index                    $ ______
                             Products Trust                                      (740) Money Market I*                  $ ______
                             (715) Franklin Small Cap Value VIP      $ ______    (741) Nasdaq-100(R) Index              $ ______
                             (716) Franklin Mutual Shares VIP        $ ______    (742) Science and Technology           $ ______
                             Invesco Variable Insurance Funds                    (743) Small Cap Index                  $ ______
                             (701) Invesco V.I. Global Real Estate   $ ______    (744) Stock Index                      $ ______
                             (745) Invesco V.I. Growth and Income    $ ______    VALIC Company II
                             (700) Invesco V.I. International        $ ______    (693) Mid Cap Value**                  $ ______
                             Growth                                              (694) Socially Responsible**           $ ______
                             Janus Aspen Series                                  (695) Strategic Bond**                 $ ______
                             (719) Enterprise                        $ ______    Vanguard(R) Variable Insurance Fund
                             (717) Forty                             $ ______    (746) High Yield Bond*                 $ ______
                             JPMorgan Insurance Trust                            (747) REIT Index*                      $ ______
                             (925) Core Bond                         $ ______    Other: ________________________        $ ______


                             ______ INITIAL HERE TO REVOKE DCA ELECTION.

---------------------------------------------------------------------------------------------------------------------------------

                                Page 3 of 5    [BARCODE]    AGLC103296 Rev1115

-----------------------------------------------------------------------------------------------------------------------------

[_] AUTOMATIC      7.     Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING
                                        (DIVISION NAME OR NUMBER)                         (DIVISION NAME OR NUMBER)
($5,000 minimum
accumulation value) Use   ________% : ___________________________________   ________% :___________________________________
this section to apply
for or make changes to    ________% : ___________________________________   ________% :___________________________________
Automatic Rebalancing of
the variable divisions.   ________% : ___________________________________   ________% :___________________________________
Please refer to the
prospectus for more       ________% : ___________________________________   ________% :___________________________________
information on the
Automatic Rebalancing     ________% : ___________________________________   ________% :___________________________________
Option.
                          ________% : ___________________________________   ________% :___________________________________
Note: Automatic
Rebalancing is not        ________% : ___________________________________   ________% :___________________________________
available if the Dollar
Cost Averaging option     ________% : ___________________________________   ________% :___________________________________
has been chosen.
Automatic Rebalancing is  ________% : ___________________________________   ________% :___________________________________
required if the GMWB
Rider has been chosen.    ________% : ___________________________________   ________% :___________________________________

                          ________% : ___________________________________   ________% :___________________________________

                          ____________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

-----------------------------------------------------------------------------------------------------------------------------

[_] AUTHORIZATION   8.    I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS      instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                          Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if
you are applying for or   Initial the designation you prefer:
revoking current          ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or e-service    ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and
privileges.               the firm authorized to service my policy.

                          AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors.
                          AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                            ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                            ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

-----------------------------------------------------------------------------------------------------------------------------

[_] CORRECT AGE     9.    Name of Insured for whom this correction is submitted: ________________________________________

Use this section to       Correct DOB: ________/________/________
correct the age of any
person covered under
this policy. Proof of
the correct date of
birth must accompany
this request.

-----------------------------------------------------------------------------------------------------------------------------

[_] TRANSFER OF    10.                                      (DIVISION NAME OR NUMBER)      (DIVISION NAME OR NUMBER)
    ACCUMULATED
    VALUES                Transfer $ ______ or ______% from ____________________________ to ___________________________.

Use this section if you   Transfer $ ______ or ______% from ____________________________ to ___________________________.
want to transfer money
between divisions. The    Transfer $ ______ or ______% from ____________________________ to ___________________________.
minimum amount for
transfers is $500.00.     Transfer $ ______ or ______% from ____________________________ to ___________________________.
Withdrawals from the AGL
Declared Fixed Interest   Transfer $ ______ or ______% from ____________________________ to ___________________________.
Account to a Variable
Division may only be      Transfer $ ______ or ______% from ____________________________ to ___________________________.
made within the 60 days
after a policy            Transfer $ ______ or ______% from ____________________________ to ___________________________.
anniversary. See
transfer limitations      Transfer $ ______ or ______% from ____________________________ to ___________________________.
outlined in prospectus.
If a transfer causes the  Transfer $ ______ or ______% from ____________________________ to ___________________________.
balance in any division
to drop below $500, AGL   Transfer $ ______ or ______% from ____________________________ to ___________________________.
reserves the right to
transfer the remaining
balance. Amounts to be
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

-----------------------------------------------------------------------------------------------------------------------------

                                Page 4 of 5    [BARCODE]    AGLC103296 Rev1115

---------------------------------------------------------------------------------------------------------------------------------

[_] ELECTRONIC     11.    American General Life Insurance Company ("AGL") is capable of providing contract and investment
    DELIVERY              option prospectuses, supplements, statements of additional information, and reports via e-mail.
    CONSENT               In order to deliver these documents via e-mail, we must obtain your consent to this type of delivery format.
Complete this section
for electronic delivery   This consent authorizes AGL, with respect to AGL's variable universal life insurance policies,
of documents.             to deliver the following communications via e-mail:

                             .  Contract prospectuses and supplements
                             .  Investment option prospectuses and supplements
                             .  Statements of additional information
                             .  Annual and semi-annual investment option reports

                          This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, PO Box 305600,
                          Nashville, TN 37230-5600, Attn: Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                          In order to participate in this delivery method, you must have access to the following:

                             .  Browser software, such as Microsoft Internet Explorer, or equivalent
                             .  Communication access to the Internet

                          Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer. Materials will be published using Portable Document Format (PDF). In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from http://www.adobe.com/products/acrobat/readstep2.html.

                          We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies. You must notify us every time you change your e-mail address.

                          Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above. Your e-mail address will not be sold or distributed to third parties.

                          By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                          I consent to receive electronic delivery of the documents specified above.

                          _____________________   ____________________________________________________________________________
                            Initials of Owner        Please provide your e-mail address

---------------------------------------------------------------------------------------------------------------------------------

[_] AFFIRMATION/    12.   -------------------------------------------------------------------------------------------------------
    SIGNATURE             IRS CERTIFICATION: Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
Complete this section     and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding
for ALL requests.         (enter exempt payee code*, if applicable: ______), OR (b) I have not been notified by the
                          Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: ______). **Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA)
                          and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. *See General Instructions provided on the
                          IRS Form W-9 available from IRS.gov. ** If you can complete a Form W-9 and you are a U.S.
                          citizen or U.S. resident alien, FATCA reporting may not apply to you. Please consult your own tax advisors.
                          -------------------------------------------------------------------------------------------------------

                          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                          OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                          Dated at __________________________ this ______ day of _______________________, ______________.
                                         (City, State)


                          OWNER SIGNATURE                                      WITNESS SIGNATURE
                          ----------------------------------------------       --------------------------------------------------


                          X                                                    X
                          ----------------------------------------------       --------------------------------------------------

                          JOINT OWNER SIGNATURE                                WITNESS SIGNATURE
                          ----------------------------------------------       --------------------------------------------------


                          X                                                    X
                          ----------------------------------------------       --------------------------------------------------

                          ASSIGNEE SIGNATURE                                   WITNESS SIGNATURE
                          ----------------------------------------------       --------------------------------------------------


                          X                                                    X
                          ----------------------------------------------       --------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                Page 5 of 5    [BARCODE]    AGLC103296 Rev1115